EXHIBIT 4.2

                            SPECIMEN
                            --------

[FACE OF CERTIFICATE]
NUMBER
SA____________

DENTALSERV.COM
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SHARES CERTIFICATE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP _______________
THIS CERTIFIES that ____________________________________________
 is the owner of _______________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CONVERTIBLE
PREFERRED STOCK OF THE PAR VALUE $.01 EACH OF

DENTALSERV.COM

(hereinafter called the Corporation), transferable on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: September ____, 2007


/sig/ __________________________
Secretary

[SEAL]

/sig/ __________________________
President


COUNTERSIGNED:
THE NEVADA AGENCY AND TRUST COMPANY
TRANSFER AGENT

BY: ____________________________
AUTHORIZED OFFICER


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[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .....(Cust).....Custodian.....(Minor).....
under Uniform   Gifts to Minors Act.....(State).....

Additional abbreviations may also be used though not in the above list.

For Value Received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)

Shares of the capital stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________

SIGNATURE GUARANTEED
NOTICE:
 THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER




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